Universal Database of Music USA, LLC
(A development-stage company)
Financial Statements
As of February 28, 2010

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Financial Statements
As of February 28, 2010

TABLE OF CONTENTS

Page

Financial Statements:

Balance Sheet	2
Statement of Operations	3
Statement of Members’ Capital	4
Statement of Cash Flows	5
Notes to Financial Statements	6-12

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Balance Sheets
(Unaudited)

	February 28, 2010	May 31, 2009
ASSETS
Current assets:
Cash	$2,149	$35,733
Deposit and deferred charges	12,500	10,000

Total current assets	14,649	45,733

Intangible (database)	-	5,000,000

Total assets	14,649	5,045,733

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	88	88
Interest payable	20,155	529
Notes payable	339,500

Total current liabilities	359,743	617

Long Term Loan Payable	135,000	135,000

Total liabilities	494,744	135,617

Commitments and contingencies		-

Member subscription receivable	(144)	-
Members’ capital	(480,240)	4,910,116
Total members' capital	(480,094)	4,910,116
Total liabilities and members' equity	$14,649	$5,045,733

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Operations
For the three months and nine months ended February 28, 2010 and for the period from April 3, 2009 (inception) to February 28, 2010
(Unaudited)

			April 3, 2009
	Three months ended	Nine months ended	(Inception) to
	February 28, 2010	February 28, 2010	February 28, 2010

Revenues	$-	$-	$-

Accounting	74	15,885	15,913
Bank Charges	90	930	1,265
Consulting Fees	55,300	262,371	332,896
Corporate Finance Fees	7,500	7,500	7,500
Office & Misc.	147	3,531	3,531
Rent	-	5,825	5,825
Travel	797	49,542	58,021
Total operating expenses	63,908	345,584	424,951
Net loss before other items
Impairment of Database	5,000,000	5,000,000	5,000,000
Other Expense	-	-	-
Interest expense (related party)	13,131	44,627	55,156

Net loss	$(5,077,039)	(5,390,211)	$(5,480,107)

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Members’ Capital
For the period from April 3, 2009 (inception) to February 28, 2010
(Unaudited)

	Members’ Capital Accounts
	Number of units	Amount

Inception of LLC, April 3, 2009	1,200	$12

Members’ contributions	7,800	5,000,000

Net loss for period from April 3, 2009 (inception) to May 31, 2009		(89,896)
Balances, May 31, 2009	9,000	4,910,116

Capital contributions	16,856	169

Net loss for the period		(134,449)

Balances, August 31, 2009	25,856	$4,775,836

Member subscription receivable		(144)

Member unit cancellations	(2,396)	(24)

Net Loss for the period		(178,723)

Balances, November 30, 2009	23,460	$4,596,945

Net Loss for the period		(5,077,039)

Balances, February 28, 2010	23,460	$(480,094)

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Cash Flows
For the nine months ended February 28, 2010 and for the period from April 3, 2009 (inception) to February 28, 2010
(Unaudited)
	Nine months ended	April 3, 2009 (Inception) to
	February 28, 2010	February 28, 2010
Cash flows used in operating activities:
Net loss	$(5,390,211)	$(5,480,107)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	-	-

Changes in operating assets and liabilities:
Accounts payable	-	88
Impairment of Database Property	5,000,000	5,000,000
Interest payable	44,626	55,156
Member subscription receivable	145	145
Prepaid	(2,500)	(12,500)

Net cash used in operating activities	(347,940)	(437,218)

Cash flows from financing activities:
Issuance of member capital	(145)	(133)
Proceeds from loans	314,500	439,500

Net cash provided by financing activities	314,355	439,367

Net increase in cash and cash equivalents	(33,585)	2,149
Cash and cash equivalents, beginning of period	35,734	-

Cash and cash equivalents, end of period	2,149	$2,149
Non Cash Transaction:

During the fiscal year ended May 31, 2009 the Company acquired an intangible asset for $5,000,000 and issued the same amount in member capital to a new member.

During the fiscal year ended May 31, 2009 the Company obtained $125,000 in financing and became obligated to pay $10,000 in bonus interest for such funds.

During the period ended August 31, 2009 the Company obtained $175,000 in financing and became obligated to pay $14,000 in bonus interest for such funds.

During the period ended November 30, 2009 the Company obtained $87,500 in financing and became obligated to pay $7,000 in bonus interest for such funds.

During the period ended February 28, 2010 the Company obtained $52,000 in financing and became obligated to pay $4,000 in bonus interest for such funds.

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

1. Organization and Business

Universal Database of Music USA, LLC (“UDM USA” or “Company”) is a limited liability company, which was organized in Nevada on April 3, 2009. The Company has an authorized Membership Interest capital of $10,000 divided into 10,000 Membership Interests  (“Membership Interests ”) of $1.00 each, of which 100 Membership Interests have been issued fully paid or credited fully paid and are legally and beneficially owned by the Members. On May 26, 2009 by resolution the Membership Interest capital was amended to 1,200 fully paid Units beneficially owned by the Members at a par value of $0.01 and on May 28, 2009 issued 7,800 units in consideration of assets described as UDM music databases and related tools. On August 25, 2009 by resolution the Membership interest capital was amended to 26,000 units authorized, with 16,856 further units issued for a total issued and outstanding of 25,856 member units. On November 13, 2009 by resolution the Member units were amended to 23,460 issued and outstanding. UDM USA is headquartered in Flemington, NJ.

The Company is governed by it’s Board of Directors (the “Board”) comprised of three Directors, two of which shall be appointed and removed at the request of the James Hunt, and one at the request of John Wright, in each case by written notice to the Company.  A Director need not be a resident of the United States.

As reflected in the accompanying financial statements, the Company is in the development stage with no operations, has a net loss of ($5,077,039) for the period from December 1, 2009 to February 28, 2010, and a net loss of ($5,480,107) for the period from April 3, 2009 (Inception) to February 28, 2010.  The Company has a working capital deficit of ($345,094) and has used ($437,218) of cash in operations from the period April 3, 2009 (inception) to February 28, 2010. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

2. Summary of Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company is considered a development-stage entity and has disclosed inception-to-date information within these financial statements.

Use of estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States which requires management to make  estimates and assumptions that effect the accounting for and recognition of assets, liabilities, stockholders’ equity, revenue and expenses. Estimates and assumptions are made because certain information is dependent on future events. Actual results could differ from those estimates.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

Recent accounting pronouncements

The Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurement, effective July 1, 2008. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value. It establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date and expands the discosures about instruments measured at fair value. SFAS No. 157 requires consideration of a company's own creditworthiness when valuing liabilities.

The Company also adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, effective July 1, 2008. SFAS No. 159 provides an option to elect fair value as an alternative measurement basis for selected financial assets, financial liabilities, unrecognized firm commitments and written loan commitments which are not subject to fair value under other accounting standards. As a result of adopting SFAS No. 159, the Company did not elect fair value accounting for any other assets and liabilities not previously carried at fair value.

Determination of Fair Value

At November 30, 2009, the Company applied fair value to all assets based on quoted market prices, where available. For financial instruments for which quotes from recent exchange transactions are not available, the Company determines fair value based on discounted cash flow analysis and comparison to similar instruments. Discounted cash flow analysis is dependent upon estimated future cash flows and the level of interest rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

The methods described above may produce a current fair value calculation that may not be indicative of net realizable value or reflective of future fair values. If readily determined market values became available or if actual performance were to vary appreciably from assumptions used, assumptions may need to be adjusted, which could result in material differences from the recorded carrying amounts. The Company believes its methods of determining fair value are appropriate and consistent with other market participants. However, the use of different methodologies or different assumptions to value certain financial instruments could result in a different estimate of fair value.

Valuation Hierarchy

SFAS No. 157 establishes a three-level valuation hierarchy for the use of fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date:

Level 1.     Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 assets and liabilities include debt and equity securities and derivative financial instruments actively traded on exchanges, as well as U.S. Treasury securities and U.S. Government and agency mortgage-backed securities that are actively traded in highly liquid over the counter markets.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

Level 2.     Observable inputs other than Level 1 prices such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable or can be corroborated, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 assets and liabilities include debt instruments that are traded less frequently than exchange traded securities and derivative instruments whose model inputs are observable in the market or can be corroborated by market observable data. Examples in this category are certain variable and fixed rate non-agency mortgage-backed securities, corporate debt securities and derivative contracts.

Level 3.     Inputs to the valuation methodology are unobservable but significant to the fair value measurement. Examples in this category include interests in certain securitized financial assets, certain private equity investments, and derivative contracts that are highly structured or long-dated.

Application of Valuation Hierarchy

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Revenue recognition and cost of revenues

The Company has not had any revenues or cost of revenues to date.

Cash and cash equivalents

Cash and cash equivalents include cash at bank and money market funds with maturities of three months or less at the date of acquisition by the Company.

Property and Equipmentt

Property and equipment are stated at cost. Depreciation is being applied on the straight-line method over five years. Leasehold improvements and equipment under capital leases are amortized over the shorter of the estimated useful life or the life of the lease.

Maintenance and repairs are charged to expense as incurred while renewals and improvements are capitalized.

Fair Value of Financial Instruments

The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and capital lease obligations are carried at cost, which approximates their fair market value because of the short-term maturity of these instruments. The carrying amount of the long-term capital lease obligations is also assumed to approximate fair value.

Web Site

The Company capitalizes the costs incurred to build web site infrastructure and applications. Cost incurred for subsequent updates and operations are expensed as incurred.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

Comprehensive income

Comprehensive income includes all changes in equity except those resulting from investments by and distributions to members.

Business segment reporting

The Company manages its operations in one business segment.

Since the Company is a limited liability company, the net income (loss) flows through to the members of the Company.  Accordingly, the Company does not recognize income tax expense or tax assets or liabilities.

3.  Intangible

The Company has valuation reports from Cethial Bossche Content Network ( Montreal, Canada) dated January 22, 2007 and  Copiliot Partners ( France ) dated January 19, 2007. The two firms have placed a valuation of  between €9.5 and €17 million Euros and €12 million Euros respectively on the assets described as UDM music databases and related tools. Based on the above and other comparables, a pro forma five year cash flow analysis, the Company determined that a fair deemed value of $5,000,000 was appropriate with that deemed value attributable to the music database. As the Company did not obtain a third party valuation report as at the February 28, 2010 period end, we fully impaired the $5,000,000 carrying value of this intellectual property as at this date.

On May 28, 2009 the company executed an ASSET PURCHASE AGREEMENT with Jacques Krischer (Principal Shareholder”), UDM, Ltd, a United Kingdom corporation (“Seller”). The Seller is engaged in developing the look, feel, software and other intellectual property for the “Next Generation” of on-line music discovery, suggestions and recommendations (the “Assets”).

4.  Notes Payable and Related Party Transaction

A member of the Company loaned $125,000 USD to the Company by Agreement dated May 15, 2009. The loan terms include a $10,000 interest bonus and will accrue simple interest at a rate of 8% per annum. The note matures on April 30, 2012 and shall become due and payable at that time including accrued interest and the interest bonus. The $125,000 USD was received in two parts on May 5, 2009 and May 18, 2009. Interest accrued at the rate of 8% annually was $2,692.6 for the quarterly period ending November 30, 2009 and $5,943.93 for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $100,000 USD to the Company by Agreement dated August 10, 2009. The loan terms include a $8,000 interest bonus and accrues simple interest at a rate of 8% per annum. The note matured on December 31, 2009 and by agreement was extended to March 31, 2010. Interest accrued at the rate of 8% annually was $2,154.08 for the quarterly period ending November 30, 2009 and $2,580.16 for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $75,000 USD to the Company by Agreement dated August 20, 2009. The loan terms include a $6,000 interest bonus and accrues simple interest at a rate of 8% per annum.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

4.  Notes Payable and Related Party Transaction (continued)

The note matured on December 31, 2009 and by agreement was extended to March 31, 2009. Interest accrued at the rate of 8% annually was $1,615.56 for the quarterly period ending November 30, 2009 and $1,668.82 for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $12,500 USD to the Company by Agreement dated Septembert 29, 2009. The loan terms include a $1,000 interest bonus and accrues simple interest at a rate of 8% per annum. The note matured on December 31, 2009 and by agreement was extended to March 31, 2009. Interest accrued at the rate of 8% annually was $139.07 for the quarterly period ending November 30, 2009 and for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $50,000 USD to the Company by Agreement dated Septembert 29, 2009. The loan terms include a $4,000 interest bonus and accrues simple interest at a rate of 8% per annum. The note matured on December 31, 2009 and by agreement was extended to March 31, 2009. Interest accrued at the rate of 8% annually was $650.96 for the quarterly period ending November 30, 2009 and for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $25,000 USD to the Company by Agreement dated November 15, 2009. The loan terms include a $2,000 interest bonus and accrues simple interest at a rate of 8% per annum. The note matured on December 31, 2009 and by agreement was extended to March 31, 2009. Interest accrued at the rate of 8% annually was $41.42 for the quarterly period ending November 30, 2009 and for the period April 3, 2009 (inception) to November 30, 2009.

A member of the Company loaned $50,000 USD to the Company by Agreement dated December 11, 2009. The loan terms include a $4,000 interest bonus and accrues simple interest at a rate of 8% per annum. The note matured on January 31, 2010 and by agreement was extended to March 31, 2009. Interest accrued at the rate of 8% annually was $875.84 for the quarterly period ending February 28, 2010 and for the period April 3, 2009 (inception) to February 28, 2010.

A member of the Company loaned $2,000 USD to the Company on no terms.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

4.  Notes Payable and Related Party Transaction (continued)

Short Term Note Payable	February 28, 2010	May 31, 2009
i. Interest at 8% per annum, due on December 31, 2009:
- extended to March 31, 2010	$100,000	$-
- Interest Bonus	8,000	-
Total	$108,000	$-

ii. Interest at 8% per annum, due on December 31, 2009:
- extended to March 31, 2010	$75,000	$-
- Interest Bonus	6,000	-
	$81,000	$-

iii. Interest at 8% per annum, due on December 31, 2009:
- extended to March 31, 2010	$12,500	$-
- Interest Bonus	1,000	-
	$13,500	$-

10
iv. Interest at 8% per annum, due on December 31, 2009:
-Extended to March 31, 2010	$50,000	$-
-Interest Bonus	4,000	-
	$54,000	$-

v. Interest at 8% per annum, due on December 31, 2009:
-Extended to March 31, 2010	$25,000	$-
-Interest Bonus	2,000	-
	$27,000	$-

vi. Interest at 8% per annum, due on January 31, 2009:
-Interest Bonus	4,000	-
-Extended to March 31, 2010	$50,000	$-
	$54,000	$-

vii. No Terms:
-Member advance	$2,000	$-
	$2,000	$-
Total	$339,500	$-

Long Term Note Payable	February 28, 2010	May 31, 2009
I Interest at 8% per annum, due on April 30, 2012:
- Bernard (USD$125,000)	$125,000	$125,000
- Interest Bonus	10,000	10,000

Total	$135,000	$135,000

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

5. Commitments and Contingencies

(a) Employment Agreements

As of November 30, 2009, the Company has no employment agreement with any of its members or third parties.

On August 10, 2009, the Company entered into a Letter of Intent with Atwood Minerals and Mining Corp., (“Atwood”) an OTC BB issuer (symbol “AWMM”) regarding a reverse merger transaction (the “Transaction”) among the Company, Atwood, and Phreadz USA, LLC (“Phreadz”).

On January 29, 2010 A Notice of Termination Letter of Intent was received for the December 31, 2009 expiry of the August 10, 2009 Letter of Intent with Atwood. A liquidating fee of $7,500 was paid to Atwood by the August 10, 2009 LOI.

On February 18, 2010 the Company entered into a further LOI with Atwood.

6. Subsequent events

On March 29, 2010 by resolution the Membership interest capital was increased to 27,074 units authorized, with 3,614 further units issued for a total issued and outstanding of 27,074 member units.

On March 18, 2010 a Note Payable was executed with a related party.The note was for $5,000 with a maturity date of June 30, 2010 and carries an 8% per annum interest rate. Additionally the lender agreed to forgive $3,500 if a reverse merger transaction was completed prior to June 30, 2010.

On March 23, 2010 with funds received a Note Payable was executed for $5,000 with a maturity date of June 30, 2010 and carries an 8% per annum interest rate. Additionally the lender agreed to forgive $3,500 if a reverse merger transaction was completed prior to June 30, 2010.

On March 25, 2010 a Note Payable was executed with funds received on March 26, 2010. The note was for $50,000 with a maturity date of June 30, 2010 and carries an 8% per annum interest rate.

On March 23, 2010, $85,000 was received into the Company and a Secured Promissory Note, a Subscription Agreement and an Intellectual Property Security Agreement (collectively “the Agreements”) was executed for the $85,000. Phreadz USA, LLC an associated company received none of the funds but is also party to the Agreements and contingently liable. The Secured Promissory Note carries an 8% annual interest rate, maturing June 30, 2010, and was entered into pursuant to the terms of the Subscription Agreement. The Subscription Agreement grants the right to the lender to receive $85,000 of an amount of securities in any subsequent equity financing on the same terms of a subsequent financing with no further consideration to the resultant issuer on the basis that a reverse merge transaction is completed prior to June 30, 2010. The Intellectual Property Security Agreement grants the lender a first priority security interest over certain Software Intellectual Property.